Exhibit 10.19
                                 -------------


                            LINE OF CREDIT AGREEMENT

         This Line of Credit Agreement (the "Agreement") is made and entered into this 30th day of October, 2006, by and between Dos Lagos, LLC, an Idaho limited liability company ("Lender") and Speaking Roses International, Inc., a Utah corporation ("Borrower").

         In consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Line of Credit. Lender hereby establishes for a period extending from the date hereof until January 1, 2008 (the "Maturity Date") a line of credit (the "Credit Line") for and on behalf of Borrower equal to one million dollars ($1,000,000.00) (the "Credit Limit"). In connection herewith, Borrower shall execute and deliver to Lender a Promissory Note in the amount of the Credit Limit, substantially in the form attached hereto as Exhibit "A". All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an "Advance") shall become part of the principal of the Promissory Note.

         2. Advances. Any request for an Advance shall be made by Borrower in writing, setting forth the amount of such requested Advance, signed by a duly authorized officer of Borrower, and delivered to Lender, and may be made from time to time as Borrower may choose, provided, however, no requested Advance will, when added to the outstanding principal balance of and interest accrued, if any, on all previous Advances hereunder, exceed the Credit Limit. Lender shall deliver to Borrower or a depository account designated by Borrower, within five business days following receipt of a request for an Advance by Borrower, the amount requested as an Advance set forth in such request in immediately available funds. Lender may refuse to make any requested Advance if an event of default has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates. Until the Maturity Date, Borrower may borrow and re-borrow on the Line of Credit, provided the aggregate sum of the Outstanding Principal Balance does not exceed the Credit Limit.

         3. Interest; Default Interest. All sums advanced by Lender to Borrower pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at a variable interest rate equal to the Loan Index Rate plus a margin of 200 basis points. The Loan Index Rate is defined as that certain rate of interest published as the "Prime Rate" in the "Money Rates" column in the Western Edition of the Wall Street Journal. Interest will be adjusted quarterly on the first business day of each January, April, July and October. The interest shall be computed on the basis of a 360-day year. The Initial Interest Rate hereunder is ten and one-quarter percent (10.25%). Notwithstanding the foregoing, upon the occurrence of an event of default hereunder by Borrower, the principal amounts outstanding hereunder shall bear an interest rate of fifteen percent (15%) per annum and commencing from the date a respective Advance was made, and shall continue at such rate until the event of default is cured.

         4. Repayment. The aggregate unpaid principal amount of Advances made hereunder, together with any accrued but unpaid interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date. All payments shall be made to Lender at such place as Lender may, from time to time, designate in lawful money of the United States of America. Any payment falling due on a Saturday, Sunday, or other day on which banks in the State of Utah are authorized to be closed for the general transaction of business, shall be due on the next succeeding day; provided, however, for purposes of determining late charges or whether an event of default has occurred, such payment shall be considered to have been due on its regularly-scheduled payment date. All payments received hereunder shall be applied, first, to any late charge; second, any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; and fourth, to principal; provided, however, upon occurrence of an event of default, Lender may change the priority of the application of payments as it deems appropriate. Borrower may prepay principal or accrued interest at any time without penalty or premium.

         5. Collateral. The payment of all sums due hereunder shall be subject to the Note and the Patent Security Agreement dated as of October 30, 2006 by and among the parties hereto (the "Security Agreement") and shall be secured by, and Borrower hereby grants Lender a security interest in and to the Collateral, as such term is defined in the Security Agreement.

         6. Conditions Precedent. Lender shall not be required to make any advance hereunder unless and until:

              (a) All of the documents required by Lender, including the Promissory Note, have been duly executed and delivered to Lender and shall be in full force and effect;

              (b) The representations and warranties contained in this Agreement and the Promissory Note are then true with the same effect as though the representations and warranties had been made at such time. The request for an Advance by Borrower shall constitute a reaffirmation to Lender that all representations and warranties made herein remain true and correct in all material respects to the same extent as though given the time such request is made, and that all conditions precedent listed in this Section 6 have been, and continue to be, satisfied in all respects as of the date such request is made; and

              (c) No event of default hereunder has occurred and is continuing, and no condition exists or event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default hereunder.

         7. Representations of Borrower. In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lender as follows:

              (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Utah with the power to own its assets and to transact business in Utah, and in such other states where its business is conducted;

              (b) Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents;

              (c) The execution, delivery and performance of this Agreement and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, articles of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets; and

              (d) There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

         8. Affirmative Covenants. So long as any sum remains unpaid hereunder, in whole or in part, Borrower covenants and agrees that except with the prior written consent of Lender, which consent will not be unreasonably withheld, conditioned or delayed, Borrower shall do the following:

              (a) Borrower shall furnish to Lender such financial statements as Lender may from time to time require, including but not limited to, annual and quarterly financial statements. Such financial statements will be made available to Lender as soon as possible after the end of the appropriate periods. Borrower shall furnish such additional information regarding its business affairs and financial condition as Lender may from time to time in good faith request;

              (b) Borrower shall notify Lender of any default under the terms hereof or of any litigation, proceeding, or development which may have a material adverse effect on Borrower's ability to perform under the terms of this Agreement;

              (c) Borrower shall duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its business, properties, or assets and will maintain and keep in full force and effect its corporate existence and all licenses and permits necessary to the proper conduct of its business; and

              (d) Borrower shall (i) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (ii) maintain appropriate reserves for the accrual of the same; and (iii) pay when due all such taxes, or sums or assessments made in connection therewith; provided, however, that (until foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

         9. Negative Covenants. So long as any amounts due hereunder remain unpaid in whole or in part, Borrower covenants that except with the prior written consent of Lender, which consent will not be unreasonably withheld, conditioned or delayed, it will not enter into any transaction of merger or consolidation, or acquire the assets or business of a person or other entity, or make any loans or advances to any person or other entity other than in the normal and ordinary course of business now conducted; make any investment in securities of any person or other entity; or guarantee or otherwise become liable upon the obligations of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the normal and ordinary course of business.

         10. Events of Default. An event of default will occur if any of the following events occurs ("Event of Default"):

              (a) Failure to pay any principal or interest  hereunder within ten
(10) days following the Maturity Date;

              (b) Default by Borrower in any other obligation due and owing to Lender, including but not limited to the $181,000 Promissory Note as amended and the $2 Million Line of Credit Agreement, as amended.

              (c) Any representation or warranty made by Borrower in Section 7 of this Agreement or in connection with any borrowing or request for an Advance hereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made;

              (d) Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Section 10;

              (e) Default by Borrower in the observance or performance of any other covenant or agreement contained in any other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct event of default under this Section 10, and the continuance of the same unremedied for a period of thirty (30) days after notice thereof is given to Borrower;

              (f) Any of the documents executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender;

              (g) Borrower shall default in the payment of principal or interest on any other obligation for borrowed money other than hereunder, including under the Promissory Note, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation to cause such obligation to become due prior to the stated maturity;

              (h) Filing by Borrower or any guarantor of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing;

              (i) Filing of an involuntary petition against Borrower or any guarantor in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged; or

              (j) All or any substantial part of the property of Borrower shall be condemned, seized, or otherwise appropriated, or custody or control of such property is assumed by any governmental agency or any court of competent jurisdiction, and is retained for a period of thirty (30) days.

         11. Remedies. Upon the occurrence of an Event of Default as defined above (other than an Event of Default set forth in Sections 10(g), 10(h) or 10(i),) Lender shall notify Borrower of such Event of Default and Borrower shall have a period of ten (10) days to correct and cure such matter or provide Lender other assurance satisfactory to Lender. If Borrower shall have failed to correct or cure such matter within ten (10) days following notice thereof from Lender, Lender may declare the entire unpaid principal balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind. Lender may suspend or terminate any obligation it may have hereunder to make additional Advances. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney's fees, whether or not the attorney is a salaried employee of Lender, including such expenses incurred before or after any legal action or bankruptcy proceeding involving Borrower has commenced, during the pendency of such proceedings, and continuing to all such expenses in connection with any appeal to higher courts arising out of matters associated herewith.

         12. Conversion.

              (a) On the Maturity Date, the principal amount then outstanding under the Promissory Note may, upon written notice of election by Lender delivered to Borrower not less than ten days and not more than 30 days prior to the Maturity Date, be converted into fully paid and non-assessable common shares of Borrower. The conversion price (the "Conversion Price") shall be fifty cents ($0.50) per share. The Conversion Price will be ratably adjusted for share splits, share combination or similar transactions effected by Borrower between the date hereof and the date of any conversion hereunder. The number of common shares of Borrower issuable upon conversion of the principal amount then outstanding under the Promissory Note pursuant to this Section 12(a) shall equal
(i) all unpaid principal and interest then outstanding under the Promissory Note divided by (ii) the Conversion Price. As a condition to the conversion of any amounts represented by the Promissory Note, Borrower will be required to execute a definitive stock purchase agreement and such other documents as Lender may reasonably request in connection with such conversion, and Borrower hereby agrees to so execute such agreements.

              (b) As soon as practicable after conversion of the principal amount then outstanding under the Promissory Note pursuant to Section 12(a) above, Borrower, at its expense, will cause to be issued in the name of and delivered to Lender, a certificate or certificates evidencing the number of fully paid and nonassessable common shares of Borrower to which Lender shall be entitled on such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel for Borrower). No fractional shares will be issued on conversion of the principal amount then outstanding under the Promissory Note. If, upon conversion of the principal amount then outstanding under the Promissory Note, Borrower would otherwise be required to issue a fraction of a share, Borrower will pay to Lender the cash value of such fractional share, calculated on the basis of the Conversion Price (pursuant to Section 12(a) above). Such conversion shall be deemed to have been made upon the date set forth in the notice of Lender's election contemplated by Section 12(a) above, regardless of whether the
Promissory Note has been surrendered on such date. Notwithstanding the foregoing, Lender agrees to promptly surrender the Promissory Note prior to or upon such conversion.

         13. Representations of Lender. Lender hereby represents and warrants to Borrower as follows:

              (a) Lender understands that the investment in the Promissory Note (and the securities issued hereunder and issuable on conversion of the Promissory Note) is a speculative investment and represents that Lender is aware of the business affairs and financial condition of Borrower and has acquired sufficient information about Borrower to reach an informed and knowledgeable decision to acquire the Promissory Note. Moreover Lender acknowledges that the Promissory Note is being acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. Lender further understands that the Promissory Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend on, among other things, the bona fide nature of Lender's investment intent as expressed herein.

              (b) Lender acknowledges that he has received and reviewed the Promissory Note and all the information Lender considers necessary or appropriate for deciding whether to make the investment contemplated herein and accept the Promissory Note. Lender further represents that Lender has had an opportunity to ask questions and receive answers from Borrower regarding the business, properties, prospects and financial condition of Borrower.

              (c) Lender is an investor in securities of companies in the development stage and acknowledges that he can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of this investment.

              (d) Lender is an "accredited investor" within the meaning of U.S. Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

              (e) Lender understands that the securities issuable on conversion of the Promissory Note will be characterized as "restricted securities" under the United States federal securities laws inasmuch as they would be acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Lender represents that Lender is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Lender understands and acknowledges that Borrower has no obligation to insure that Lender will be afforded the rights set forth in Rule 144, and specifically acknowledges that Borrower will have no obligation to insure that public information is available with respect to Borrower.

              (f)  It  is  understood  that  the  certificates   evidencing  the
securities issuable hereunder and upon conversion of the Promissory Note may bear , inter alia, the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT."

         14. Jurisdiction and Venue. The Parties hereby agree to jurisdiction and venue for any disputes concerning this Agreement be in the Third Judicial District Court in and for Salt Lake County, State of Utah.

         15. General Provisions. All representations and warranties made in this Agreement and the Promissory Note and in any certificate delivered pursuant thereto shall survive the execution and delivery of this Agreement and the making of any Advances hereunder. This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that neither party shall assign or transfer its respective rights or delegate its respective duties hereunder without the prior written consent of the other party; provided, however, that Lender may assign its respective rights and duties hereunder to an entity controlled by or under common control with Lender. This Agreement, the Promissory Note and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Utah. Time is of the essence hereof. This Agreement will be deemed to express, embody, and supersede any previous understanding, agreements, or commitments, whether written or oral, between the parties with respect to the general subject matter hereof. This Agreement may not be amended or modified except in writing signed by the parties.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the parties have executed, or caused to be executed by their duly authorized representatives, this Agreement as of the date first above written.


         Dos Lagos, LLC                   Speaking Roses International, Inc.


         By:                              By:
             Roland N. Walker, Manager    Alan K. Farrell, President

$1,000,000                                                      October 30, 2006



                             SECURED PROMISSORY NOTE

         FOR VALUE RECEIVED, Speaking Roses International, Inc., a Utah corporation ("Borrower") unconditionally promises to pay to Dos Lagos, LLC, an Idaho limited liability company ("Lender") or its order, at its address set forth in the books and records of Borrower, in lawful money of the United States of America, the principal sum of one million dollars ($1,000,000.00) or the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the terms of a Line of Credit Agreement (the "Credit Agreement") of even date herewith, whichever is less, together with any interest thereon in accordance with the Credit Agreement, until paid in full, both before and after judgment.

         All sums advanced by Lender to Borrower pursuant to this Secured Primary Note shall bear interest at a variable interest rate equal to the Loan Index Rate plus a margin of 200 basis points. The Loan Index Rate is defined as that certain rate of interest published as the "Prime Rate" in the "Money Rates" column in the Western Edition of the Wall Street Journal. Interest will be adjusted quarterly on the first business day of each January, April, July and October. The interest shall be computed on the basis of a 360-day year. The initial Interest Rate hereunder is ten and one-quarter percent (10.25%). Notwithstanding the foregoing, upon the occurrence of an event of default hereunder by Borrower, the principal amounts outstanding hereunder shall bear an interest rate of fifteen percent (15%) per annum and commencing from the date a respective Advance was made, and shall continue at such rate until the event of default is cured.

         The entire unpaid principal balance, together with accrued interest thereon, shall become due and payable on January 1, 2008, unless converted into common shares of Borrower in accordance with the Credit Agreement. All payments shall be made to Lender at such place as Lender may, from time to time, designate in lawful money of the United States of America. Any payment falling due on a Saturday, Sunday, or other day on which banks in the State of Utah are authorized to be closed for the general transaction of business, shall be due on the next succeeding day; provided, however, for purposes of determining late charges or whether an event of default has occurred, such payment shall be considered to have been due on its regularly-scheduled payment date. All payments received hereunder shall be applied, first, to any late charge; second, any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; and fourth, to principal; provided, however, upon occurrence of an event of default, Lender may change the priority of the application of payments as it deems appropriate. Borrower may prepay principal at any time without penalty. Borrower agrees to pay to Lender all reasonable costs and attorneys' fees incurred in collecting the balance due under this Secured Promissory Note.

         The Parties hereby agree to jurisdiction and venue for any disputes concerning this Agreement be in the Third Judicial District Court in and for Salt Lake County, State of Utah. This secured promissory note shall be governed by the laws of the State of Utah.

         This Note is made in connection with and as part of the Credit Agreement and is entitled to the benefits and subject to the terms and conditions thereof and the Patent Security Agreement by and between Borrower and Lender dated October 30, 2006.


                                            Speaking Roses International, Inc.


                                            By: _______________________________
                                                     Alan K. Farrell, President